Contact:
Jeff Lambert, Tim Sipols
Lambert, Edwards & Associates, Inc.
616-233-0500 / aacc@lambert-edwards.com

Asset Acceptance Capital Corp.
Announces Pricing of Secondary Offering

Warren, Mich., April 15, 2005 — Asset Acceptance Capital Corp. (Nasdaq: AACC), a leading purchaser and collector of charged-off consumer debt, today announced it has priced the secondary public offering of 5,000,000 shares of its common stock at $18.89 per share. All 5,000,000 of the shares are being offered by selling stockholders. Asset Acceptance will not receive any of the proceeds from the sale of common stock by the selling stockholders. The underwriters have a 30-day option to purchase up to an additional 750,000 shares of common stock from certain of the selling stockholders to cover over-allotments.

Pursuant to the terms of a registration rights agreement, Asset Acceptance will bear substantially all of the costs incurred in this secondary offering, other than underwriting discounts and commissions.

William Blair & Company is acting as the sole underwriter. A final prospectus relating to the offering may be obtained from William Blair & Company at (800) 621-0687 or by mail at 222 West Adams, Chicago, Illinois 60606.

About Asset Acceptance Capital Corp.
For more than 40 years, Asset Acceptance has provided credit originators, such as credit card issuers, consumer finance companies, retail merchants, utilities and others an efficient alternative in recovering defaulted consumer debt.

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Asset Acceptance Capital Corp. Safe Harbor Statement
This press release contains certain statements, including the Company’s plans and expectations regarding its operating strategies, charged-off receivables and costs, which are forward-looking statements and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company’s views, at the time such statements were made, with respect to the Company’s future plans, objectives, events, portfolio purchases and pricing, collections and financial results such as revenues, expenses, income, earnings per share, capital expenditures, operating margins, financial position, expected results of operations and other financial items. Forward-looking statements are not guarantees of future performance; they are subject to risks and uncertainties. In addition, words such as “estimates,” “expects,” “intends,” “should,” “could,” “will,” variations of such words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Risk Factors”) that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and outcomes to differ materially from those described in the forward-looking statements. Risk Factors include, among others: ability to purchase charged-off consumer receivables at appropriate prices, ability to continue to acquire charged-off receivables in sufficient amounts to operate efficiently and profitably, employee turnover, ability to compete in the marketplace, acquiring charged-off receivables in industries that the Company has little or no experience, integration and operations of newly acquired businesses, and additional factors discussed in the Company’s registration statement filed on Form S-1, as amended, and in the Company’s periodic reports filed with the Securities and Exchange Commission on Form 10-K and 10-Q and exhibits thereto. Other Risk Factors exist, and new Risk Factors emerge from time to time that may cause actual results to differ materially from those contained in any forward- looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Furthermore, the Company expressly disclaims any obligation to update, amend or clarify forward-looking statements. In addition to the foregoing, several Risk Factors are discussed in the Company’s registration statement filed on Form S-1, as amended, and in the Company’s most recently filed Annual Report on Form 10-K and other SEC filings, in each case under the section titled “Risk Factors” or “Forward Looking Statements”, as the case may be, and those discussions regarding risk factors as well as the discussion of forward looking statements in such sections are incorporated herein by reference.

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